UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

680 S Cache Street, Suite 100

P.O. Box 7403

Jackson, WY 83001 (Address of principal executive offices) (Zip code)

(307) 500-5200

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

(202) 383-0262

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report
December 31, 2022

Flat Rock Opportunity Fund

FLAT ROCK
GLOBAL
Where Investors Come First

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2022 (Unaudited)

March 1, 2023

Fellow FROPX Shareholders:

The Flat Rock Opportunity Fund (“FROPX” or the “Fund”) finished the year down 2.11%, significantly outperforming the S&P 500 Index and the Bloomberg US High Yield Index. FROPX generated 15.62%1 returns from the net earnings of the Fund in 2022, with unrealized depreciation on investments of 17.70%1 offsetting the earnings yield. Since our Fund’s inception over 4.5 years ago, our returns of 10.27% outpaced the S&P 500 Index with less than a third of the volatility. Additionally, we believe CLO equity can be a good diversifier, with only a 0.382 correlation to the S&P 500 Index and 0.502 correlation to the Bloomberg High US Yield Index.

The Fund’s performance in 2022 was positively affected by the floating-rate nature of CLO equity and the value of exposure to first lien loans that typically begin their lives with a loan-to-value of approximately 50%. The negative return was primarily driven by unrealized depreciation on our CLO investments as the market’s required rate of return for CLO securities increased during the year. While loan default rates rose during the year, the fundamental performance of the portfolio continues to be within our modeled ranges. At the end of the year, the default rate on the loans in our CLOs was 1.61%, which is below our base-case modeling assumption of 2.0%. At year-end, FROPX had $3.093 per share of unrealized depreciation on investments. In addition to the income generated by the Fund’s CLO investments, a reversal of the unrealized depreciation could provide further return upside should the loan market continue to recover.

Fund Performance (Net)

	2022	2021	Annualized Return From Inception on	Standard Deviation From Inception on
Fund Performance (Net)[a]	Full Year	Full Year	7/2/2018	7/2/2018
Flat Rock Opportunity Fund	-2.11%	24.14%	10.28%	6.99%
S&P 500 Index	-18.11%	28.71%	9.81%	22.40%
Bloomberg U.S. Corporate High Yield Bond Index	-11.19%	5.28%	2.38%	6.38%
Morningstar Leveraged Loan Index	-0.60%	5.20%	3.33%	4.05%

(a)	Performance data is per Bloomberg as of 12/31/22, and includes the reinvestment of distributions

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Annual Report | December 31, 2022	1

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2022 (Unaudited)

We believe that today’s economic environment creates three opportunities for CLO equity and FROPX:

I.	The Benefit of Rising Interest Rates

While the potential for higher rates typically negatively impacts equities and fixed income securities, we expect CLO equity to benefit from higher interest rates due to the floating rate nature of the underlying loans in our CLOs.

II.	The Self-Healing Mechanism

At year end, 91% of our CLOs were in their reinvestment periods. A CLO loan prepays at par when the loan is refinanced, the company is acquired, or the company does a large acquisition. During the reinvestment period the CLO’s collateral manager takes the proceeds from loan repayments and uses them to buy new loans. Investor concern over the war in Ukraine and the potential for an economic hard landing resulted in the Morningstar LSTA Leveraged Loan Index trading at discounted levels last year.

Morningstar LSTA Leveraged Loan Index Price

Discounted loan levels gave our CLO managers the ability to reinvest into new loans at prices well below our original expectations, potentially benefitting CLO equity returns over time. This is what we refer to as the CLO’s self-healing mechanism. In our typical CLO modeling, we assume new loans will be purchased at a price of 99. However, during 2022, the Morningstar Loan Index had an average price of approximately 95.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2022 (Unaudited)

III.	Debt Refinancing Opportunities

As the loan market slowly rebounds, we are seeing early signs of CLO debt costs falling. Early in 2023, the cost of AAA-rated CLO Notes, as measured by the JP Morgan CLOIE AAA Index, declined from LIBOR + 1.87 % to LIBOR + 1.62%. If CLO Note rates continue to decline, we expect to extend the reinvestment periods for a number of our CLO’s and / or refinance certain CLO note tranches at lower rates. Both transactions are potentially accretive to equity returns as they decrease the CLO’s cost of financing and/or keep the CLO fully invested for a longer period. Transactions of this nature are not included in our typical CLO modeling assumptions and represent potential NAV upside.

The Fund had over $293 million of assets at fair market value on December 31, 2022. We think Fund growth has primarily been driven by investors seeking exposure to first lien, secured loans in the CLO structure, where they can potentially achieve equity-like returns, but with lower volatility. However, we believe our investors also see merit in the interval fund structure. Our Fund offers investors a published daily Net Asset Value, SEC reporting, a minimum of 5% quarterly liquidity, and the ability to invest into the Fund using our ticker, FROPX.

As always, if you have any questions, feel free to reach out.

Sincerely,

Robert Grunewald

Chief Executive Officer and Founder

(1)	Figures calculated based on average of net assets at beginning and end of year
(2)	For period from inception on 7/2/18 through 12/31/22
(3)	Based on share count as of 12/31/22

Annual Report | December 31, 2022	3

Flat Rock Opportunity Fund	Shareholder Letter
December 31, 2022 (Unaudited)

Glossary: Standard Deviation is measure that provides the dispersion around a mean. Correlation is a measurement of the interdependence between two variable quantities. The S&P 500 Index or the Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The Morningstar LSTA Leveraged Loan Index is a market value weighted index designed to capture the performance of the U.S. leveraged loan market. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes bonds from emerging markets.

Consider the investment risks, charges, and expenses of the Fund carefully before investing. Other information about the Fund may be obtained at https://flatrockglobal.com/flat-rock-opportunity-fund/. This material must be preceded or accompanied by the prospectus. Please read it carefully.

The Fund is suitable for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. No secondary market is expected to develop for our shares; liquidity for our shares will be provided only through quarterly repurchase offers for no less than 5% of and no more than 25% of our shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these limited restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risks, including the risk that shareholder may lose part or all of their investment. We intend to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans. Our investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a returns of capital or borrowing. The amount of distributions that we may pay, if any, is uncertain. ALPS Distributors Inc. serves as our principal underwriter, within the meaning of the 1940 Act, and will act as the distributor of our shares on a best efforts’ basis, subject to various conditions.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2022 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (the “Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE as of December 31, 2022

		Average Annual Returns
	6 Month	1 Year	3 Year	Since Inception(1)
Flat Rock Opportunity Fund(2)(7)	0.77%	-2.11%	11.64%	10.28%
S&P BDC Total Return Index(3)	1.95%	-9.38%	4.31%	6.24%
S&P 500 Index(4)	2.31%	-18.11%	7.66%	9.81%
Bloomberg U.S. Corporate High Yield Bond Index(5)	-0.62%	-11.19%	0.05%	2.38%
Morningstar LSTA U.S. Leveraged Loan Index(6)	0.44%	-0.60%	2.55%	3.33%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The S&P BDC Total Return Index is designed to track leading business development companies (“BDCs”) that trade on major U.S. exchanges. The Fund no longer believes that the S&P BDC Total Return Index provides a meaningful performance comparison, and will remove this index from the Fund’s performance table in the next annual report.
(4)	The Standard & Poor’s 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 large-capitalization stocks primarily traded on the New York Stock Exchange.
(5)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.
(6)	The Morningstar LSTA U.S. Leveraged Loan Index (formerly the S&P LSTA Leveraged Loan Index) is a market value weighted index designed to capture the performance of the U.S. leveraged loan market.
(7)	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Investors cannot invest directly in an index.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain.

Annual Report | December 31, 2022	5

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2022 (Unaudited)

ASSET ALLOCATION as of December 31, 2022^

^	Holdings are subject to change.

Percentages are based on total assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2022

% of Total Investments**
Brightwood CLO Warehouse	8.21%
Churchill Middle Market CLO III, Ltd.	6.99%
Woodmont 2022-10 Trust	5.97%
Great Lakes CLO 2014-1, Ltd.	5.19%
Lake Shore MM CLO V LLC	4.06%
TCW CLO 2021-2, Ltd.	3.31%
Monroe Capital MML CLO VII, Ltd.	3.24%
Symphony XXX, Ltd. CLO	3.12%
TCP Whitney CLO, Ltd.	2.88%
New Mountain CLO 1, Ltd.	2.81%
45.78%

*	Holdings are subject to change and exclude cash equivalents. Holdings are presented on an individual security basis and may not reflect the Fund’s total holdings with respect to one issuer.
**	Percentages are based on the fair value of total investments of the Fund.

6	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update
December 31, 2022 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the NAV of $20.00 on July 2, 2018 (commencement of operations) and tracking its progress through December 31, 2022.

The hypothetical $10,000 investment at inception includes changes due to share price and reinvestment of dividends and capital gains. The chart does not imply future performance. Indexes are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly. Performance quoted does not include a deduction for taxes that a shareholder would pay on the redemption of fund shares.

Annual Report | December 31, 2022	7

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2022

	Rate		Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(d)(e)- 123.92%
Allegro CLO XIV, Ltd., Subordinated Notes	15.26	%(f)	10/15/2034	$9,000,000	$5,964,480
ALM 2020, Ltd., Subordinated Notes	0.00	%(f)	10/15/2029	8,000,000	3,405,599
Ares LIX CLO, Ltd., Subordinated Notes	13.59	%(f)	04/25/2034	8,000,000	5,991,238
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	10.89	%(f)	07/24/2034	8,000,000	5,266,224
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	17.72	%(f)	07/20/2033	3,240,000	3,224,585
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	13.59	%(f)	01/15/2035	9,246,257	6,487,972
BlackRock Baker CLO 2021-1, Ltd., Class VDN	23.24	%(f)	01/15/2034	7,347,140	2,918,947
BlackRock Elbert CLO V LLC, Subordinated Notes	15.58	%(f)	06/15/2034	6,500,000	5,721,737
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	22.56	%(f)	10/15/2034	7,643,312	2,962,715
Brightwood CLO Warehouse(g)	11.00	%(f)	12/31/2032	23,125,000	23,125,000
Churchill Middle Market CLO III, Ltd., Subordinated Notes	14.58	%(f)	10/24/2033	21,500,000	19,688,868
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	12.97	%(f)	01/23/2032	7,000,000	4,768,036
Dryden 33 Senior Loan Fund, Subordinated Notes	0.00	%(f)	04/15/2029	10,000,000	73,000
Dryden 76 CLO, Ltd., Subordinated Notes	12.35	%(f)	10/20/2034	11,300,000	7,742,535
Dryden 92 CLO, Ltd., Subordinated Notes	9.62	%(f)	11/20/2034	10,000,000	7,178,420
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	11.44	%(f)	10/15/2029	26,740,000	14,600,040
KKR CLO 31, Ltd., Subordinated Notes	17.20	%(f)	04/20/2034	6,000,000	4,367,482
Lake Shore MM CLO V LLC, Subordinated Notes	17.36	%(f)	10/15/2034	22,400,000	11,424,000
LCM 32, Ltd., Subordinated Notes	12.21	%(f)	07/20/2034	6,000,000	3,727,088
LCM 34, Ltd., Income Notes	12.60	%(f)	10/20/2034	8,696,000	5,177,168
LCM 34, Ltd., Subordinated Notes, Class SUB2	14.93	%(f)	10/20/2034	659,110	88,129
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	22.12	%(f)	01/15/2034	10,000,000	3,447,697
Marble Point CLO XVIII, Ltd., Income Notes	12.60	%(f)	10/15/2034	5,000,000	2,937,637
Marble Point CLO XX, Ltd., Income Notes	10.81	%(f)	04/23/2034	6,000,000	3,249,630

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2022

	Rate		Maturity	Principal Amount	Value
New Mountain CLO 1, Ltd., Subordinated Notes	15.07	%(f)	10/15/2034	$10,520,364	$7,913,784
Oaktree CLO 2019-2, Ltd., Subordinated Notes	20.75	%(f)	04/15/2031	5,000,000	2,070,410
Oaktree CLO 2019-4, Ltd., Subordinated Notes	14.20	%(f)	10/20/2032	9,000,000	5,082,879
OCP CLO 2020-20, Ltd., Subordinated Notes	16.65	%(f)	10/09/2033	6,000,000	4,269,185
Regatta Echo CLO Warehouse(g)(h)	17.30	%(f)	05/12/2024	5,600,000	5,600,000
Sixth Street CLO XXI, Ltd., Subordinated Notes	6.78	%(f)	10/15/2035	2,500,000	2,092,765
Symphony XXX, Ltd. CLO(g)(h)	10.20	%(f)	07/19/2024	8,796,732	8,796,732
TCP Whitney CLO, Ltd., Subordinated Notes	17.31	%(f)	08/20/2033	11,500,000	8,105,998
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2	13.30	%(f)	08/20/2033	3,575,762	2,967,208
TCW CLO 2021-2, Ltd., Income Notes	13.07	%(f)	07/25/2034	7,000,000	4,316,181
TCW CLO 2021-2, Ltd., Subordinated Notes	13.01	%(f)	07/25/2034	8,125,000	5,010,171
Voya CLO 2021-1, Ltd., Income Notes	12.91	%(f)	07/15/2034	6,960,000	5,197,121
Voya CLO 2022-1, Ltd., Subordinated Notes	13.52	%(f)	04/20/2035	8,000,000	6,368,441
Woodmont 2022-10 Trust, Subordinated Notes	17.73	%(f)	04/25/2034	17,155,000	16,819,154
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $264,274,941)					$238,148,256

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 21.52%

Brightwood Capital MM CLO 2020-1, Ltd., Class ER	3M US SOFR + 8.72%		01/15/2031	4,500,000	4,230,000
Canyon Capital CLO 2017-1, Ltd., Class E	3M US L + 6.25%		07/15/2030	2,000,000	1,671,343
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US L + 7.35%		04/22/2029	2,490,000	2,322,268
Monroe Capital MML CLO IX, Ltd., Class E	3M US L + 8.70%		10/22/2031	1,625,000	1,499,614
Monroe Capital MML CLO VII, Ltd., Class E	3M US L + 7.25%		11/22/2030	10,000,000	9,115,865
Monroe Capital Mml Clo XII, Ltd., Class E	3M US L + 7.85%		09/14/2033	2,000,000	1,691,928

See Notes to Financial Statements.

Annual Report | December 31, 2022	9

Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2022

	Rate	Maturity	Principal Amount	Value
Monroe Capital MML CLO XIV LLC, Class E	3M US SOFR + 10.02%	10/24/2034	$6,000,000	$5,587,991
Mount Logan Funding 2018-1 LP, Class ER	3M US L + 8.46%	01/22/2033	4,250,000	3,836,829
Mountain View CLO X, Ltd., Class F	3M US L + 6.35%	10/13/2027	3,652,174	3,168,319
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US L + 7.38%	04/20/2030	3,000,000	2,666,457
Sound Point CLO XVI, Ltd., Class E	3M US L + 6.10%	07/25/2030	5,450,000	4,019,651
Voya CLO 2017-2, Class D	3M US L + 6.02%	06/07/2030	1,925,000	1,554,480
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $42,010,183)				$41,364,745

	Rate		Shares	Value
SHORT TERM INVESTMENTS(b) - 0.85%
Money Market Fund - 0.85%
First American Government Obligations Fund	(7 Day Yield 4.09%)		1,623,630	$1,623,630

TOTAL SHORT TERM INVESTMENTS (Cost $1,623,630)
				$1,623,630
TOTAL INVESTMENTS - 146.29% (Cost $307,908,754)				$281,136,631
LIABILITIES IN EXCESS OF OTHER ASSETS - (46.29)%				(88,958,353)
NET ASSETS - 100.00%				$192,178,278

(a)	Collateralized Loan Obligation (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and expenses of the CLO. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $238,148,256, which represents 123.92% of net assets as of December 31, 2022.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Schedule of Investments
December 31, 2022

(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At December 31, 2022, the value of securities pledged amounted to $281,136,631, which represents 146.29% of net assets.

(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.

(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $279,513,001, which represents 145.44% of net assets as of December 31, 2022.

(f)	Estimated yield.

(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

(h)	As of December 31, 2022 the Fund has commitments related to its investment in this CLO (See Note 12).

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

Reference Rates:

3M US L - 3 Month LIBOR as of December 31, 2022 was 4.77%

3M US SOFR - 3 Month SOFR as of December 31, 2022 was 3.62%

See Notes to Financial Statements.

Annual Report | December 31, 2022	11

Flat Rock Opportunity Fund	Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Investments, at fair value (Cost: $307,908,754)	$281,136,631
Interest receivable	9,898,415
Fee rebate	508,574
Prepaid loan commitment fees	418,814
Receivable for fund shares sold	215,260
Prepaid expenses and other assets	167,687
Total Assets	292,345,381
LIABILITIES:
Credit Facility, net (see Note 9)	49,000,000
Mandatorily redeemable preferred stock (net of deferred financing costs of $782,113)(a)	44,217,887
Payable for securities purchased	4,230,000
Incentive fee payable	1,009,291
Accrued interest expense	505,667
Payable for excise tax	356,111
Management fee payable	341,046
Payable to counter parties	159,500
Distributions payable on redeemable preferred stock	126,083
Payable for audit and tax service fees	79,749
Payable to transfer agent	54,645
Other accrued expenses	45,523
Payable for fund accounting and administration fees	36,590
Payable for custodian fees	5,011
Total Liabilities	100,167,103
Net Assets	$192,178,278
NET ASSETS CONSIST OF:
Paid-in capital	$208,468,851
Total distributable earnings/(accumulated deficit)	(16,290,573)
Net Assets	$192,178,278
PRICING OF SHARES:
Net Assets	$192,178,278
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	10,266,482
Net Asset Value Per Share and Offering Price Per Share	$18.72

(a)	$10,000 liquidation value per share. 4,500 shares authorized, issued and outstanding.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Operations
For the Year Ended December 31, 2022

INVESTMENT INCOME:
Interest income	$44,175,416
Dividend income	94,668
Other income	9,415
Total Investment Income	44,279,499

EXPENSES:
Incentive fees	4,885,020
Management fees	3,798,824
Interest on credit facility	2,928,149
Distributions on redeemable preferred stock	2,585,500
Excise tax expenses	602,855
Accounting and administration fees	388,757
Transfer agent fees and expenses	382,186
Loan issuance costs	225,861
Amortization of deferred financing costs	131,305
Legal fees	106,872
Audit and tax service fees	101,000
Printing expenses	33,273
Registration expenses	32,663
Custodian expenses	30,625
Insurance expenses	20,040
Trustee expenses	19,981
Compliance expenses	15,000
Miscellaneous expenses	41,005
Total Expenses	16,328,916
Net Investment Income	27,950,583

REALIZED AND UNREALIZED GAIN/LOSS:
Net realized loss on:
Investments	(246,029)
Net change in unrealized appreciation/(depreciation) on:
Investments	(31,682,221)
Net Realized and Unrealized Loss on Investments	(31,928,250)
Net Decrease in Net Assets Resulting from Operations	$(3,977,667)

See Notes to Financial Statements.

Annual Report | December 31, 2022	13

Flat Rock Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31, 2022	December 31, 2021
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$27,950,583	$16,180,569
Net realized gain/(loss)	(246,029)	4,330,817
Net change in unrealized appreciation/(depreciation)	(31,682,221)	1,745,564
Net increase/(decrease) in net assets resulting from operations	(3,977,667)	22,256,950

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(27,263,603)	(11,698,681)
Decrease in net assets from distributions to shareholders	(27,263,603)	(11,698,681)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	80,306,150	86,693,915
Reinvestment of distributions	8,740,818	3,491,481
Cost of shares repurchased	(31,341,471)	(14,204,916)
Net increase in net assets from capital share transactions	57,705,497	75,980,480

Net Increase in Net Assets	26,464,227	86,538,749
NET ASSETS:
Beginning of period	165,714,051	79,175,302
End of period	$192,178,278	$165,714,051

OTHER INFORMATION:
Share Transactions:
Shares sold	3,949,182	3,930,278
Shares issued in reinvestment of distributions	429,245	158,927
Shares repurchased	(1,572,224)	(648,727)
Net increase in shares outstanding	2,806,203	3,440,478

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Cash Flows
For the Year Ended December 31, 2022

CASH FLOWS RESULTING FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(3,977,667)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(159,669,123)
Proceeds from sale of investment securities	50,830,144
Net purchase of short-term investment securities	12,375,909
Amortization of premium and accretion of discount on investments, net	7,514,664
Net realized loss on:
Investments	246,029
Net change in unrealized (appreciation)/depreciation on:
Investments	31,682,221
(Increase)/Decrease in assets:
Interest receivable	(2,573,073)
Prepaid loan commitment fees	185,033
Fee rebate	(398,970)
Prepaid expenses and other assets	(127,435)
Increase/(Decrease) in liabilities:
Accrued interest expense	(481,166)
Incentive fee payable	178,498
Payable to counterparties	(121,086)
Management fee payable	89,204
Payable for fund accounting and administration fees	20,982
Accrued commitment fees on credit facility	(43,467)
Payable for custodian fees	3,536
Payable for audit and tax service fees	21,249
Payable to transfer agent	44,927
Distributions payable on redeemable preferred stock	63,583
Payable to trustees and officers	(25)
Payable for excise tax	(266,031)
Other accrued expenses	40,882
Net cash used in operating activities	(64,361,182)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	82,634,633
Proceeds from issuance mandatorily redeemable preferred stock (net of deferred financing costs of $782,113)	19,590,805
Cost of shares repurchased	(31,341,471)
Borrowing on credit facility	22,125,000
Payments on credit facility	(10,125,000)
Cash distributions paid	(18,522,785)
Net cash provided by financing activities	64,361,182
Net increase in cash	–
Cash, beginning of period	$–
Cash, end of period	$–

See Notes to Financial Statements.

Annual Report | December 31, 2022	15

Flat Rock Opportunity Fund	Statement of Cash Flows
For the Year Ended December 31, 2022

Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions:	$8,740,818

Cash paid for interest on credit facility during the period was:	$3,409,315

Cash paid for distributions to mandatorily redeemable preferred stock:	$2,521,917

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

					For the Period
					July 2, 2018
	For the	For the	For the	For the	(Commencement
	Year Ended	Year Ended	Year Ended	Year Ended	of Operations) to
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value - beginning of period	$22.21	$19.70	$19.48	$19.06	$20.00
Income/(loss) from investment operations:
Net investment income(a)	3.05	3.03	2.16	2.16	0.99
Net realized and unrealized gain/(loss) on investments(a)	(3.54)	1.61	0.24	0.26	(1.26)
Total income/(loss) from investment operations	(0.49)	4.64	2.40	2.42	(0.27)

Less distributions:
From net investment income	(2.92)	(2.12)	(2.18)	(2.00)	(0.67)
From net realized gain on investments	(0.08)	(0.01)	–	–	–
Total distributions	(3.00)	(2.13)	(2.18)	(2.00)	(0.67)
Net increase/(decrease) in net asset value	(3.49)	2.51	0.22	0.42	(0.94)
Net asset value - end of period	$18.72	$22.21	$19.70	$19.48	$19.06

Total Return(b)	(2.49)%	24.30%	14.50%	13.24%	(1.44	)%(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$192,178	$165,714	$79,175	$45,007	$16,262
Ratios to Average Net Assets (including interest on credit facility and mandatorily redeemable preferred stock)(d)

See Notes to Financial Statements.

Annual Report | December 31, 2022	17

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Ratio of expenses to average net assets including fee waivers and reimbursements	8.73%	7.62%	5.23%	3.67%	0.89	%(e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	8.73%	7.62%	5.37%	4.93%	7.51	%(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	14.94%	13.92%	12.37%	11.02%	9.99	%(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	14.94%	13.92%	12.23%	9.76%	3.36	%(e)

Ratios to Average Net Assets (excluding interest on credit facility and distributions on mandatorily redeemable preferred stock)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	5.78%	5.61%	4.53%	N/A	N/A
Ratio of expenses to average net assets excluding fee waivers and reimbursements	5.78%	5.61%	4.67%	N/A	N/A

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Ratio of net investment income to average net assets including fee waivers and reimbursements	17.89%	15.92%	13.07%	N/A	N/A
Ratio of net investment income to average net excluding fee waivers and reimbursements	17.89%	15.92%	12.93%	N/A	N/A
Portfolio turnover rate	19%	99%	43%	52%	131	%(c)
Credit Facility:
Aggregate principal amount, end of period (000s):	49,000	37,000	21,890	–	–
Asset coverage, end of period per $1,000:(f)	4,932	5,505	4,627	–

Redeemable Preferred Stock:
Liquidation value, end of period (000s):	45,000	25,000	–	–	–
Asset coverage, end of period per $1,000:(g)	3,044	3,690	–	–	–

(a)	Based on average shares outstanding during the period.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Not annualized.

(d)	Interest expense relates to the Fund’s Credit Facility (see Note 9) and includes amortization of debt issuance costs as well as distributions on mandatorily redeemable preferred stock (see Note 10).

(e)	Annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2022	19

Flat Rock Opportunity Fund	Financial Highlights
For a share outstanding throughout the periods presented

(f)	Calculated by subtracting the Fund’s total liabilities (excluding the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the outstanding Credit Facility balance.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatorily Redeemable Preferred Stock including distributions payable on Mandatorily Redeemable Preferred Stock and the Credit Facility and accumulated unpaid interest on Credit Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatorily Redeemable Preferred Stock and the outstanding Credit Facility balance.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was formed as a Delaware statutory trust on February 12, 2018 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities. Refer to “Note 10. Mandatorily Redeemable Preferred Stock” for further details.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Annual Report | December 31, 2022	21

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for determining fair value in good faith, however, the day to day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), as the valuation designee under Rule 2a-5, with the oversight and supervision of the Board, as outlined in the Fund’s valuation policies and procedures.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund primarily invests in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers the indicative prices provided by a recognized industry pricing service as a primary source for its CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles.

Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Adviser considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Adviser may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by the Adviser in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser expects to evaluate the impact of valuation reports from third-party valuation firms and factor them into its consideration of fair value.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

The Fund may also invest directly in Senior Loans (either in the primary or secondary markets). Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations.

For each Senior Loan where market quotations are not readily available, the Fund will obtain a valuation from a third-party valuation firm each quarter when it receives financial updates from portfolio companies. Valuations will be updated whenever material information is received from portfolio companies. As a proxy for discount rates and market comparables, the Adviser will look to the Morningstar LSTA U.S. Leveraged Loan 100 Index, formerly the S&P/LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”) for significant price movements. The LSTA Index is a market value-weighted index designed to track the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If the LSTA index cumulative change is greater than 1% or less than -1% from the completion date of the most recent valuation, then the Adviser will adjust the value of the Senior Loan by 20% of the LSTA Index change. For example, if the LSTA Index trades down or up by 5%, then the Adviser will adjust the value of the Senior Loans by 1% to mirror the LSTA Index. Furthermore, if the LSTA Index moves another 1% (over 2% cumulative change) in either direction, then the Adviser will further adjust the value based on the aforementioned methodology.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate during the current quarter. The Adviser will monitor these estimates daily and update them as necessary if macro or individual changes warrant any adjustments. To the extent adjustments are necessary, the Senior Loans may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. Each quarter, each Senior Loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan after its most recent quarterly valuations and income are reported. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s Statement of Operations.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the

U.S. Treasury yield curve and credit quality.

Federal Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund will generally not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are timely distributed to shareholders. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

Annual Report | December 31, 2022	23

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

As of and during the year ended December 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of CLO funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Cash and Cash Equivalents: Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of December 31, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations Equity	$–	$–	$238,148,256	$238,148,256
Collateralized Loan Obligations Debt	–	–	41,364,745	41,364,745
Short Term Investments	1,623,630	–	–	1,623,630
Total	$1,623,630	$–	$279,513,001	$281,136,631

Annual Report | December 31, 2022	25

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2022:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2021	$192,608,658	$13,278,278	$205,886,936
Accrued discount/premium	(8,268,703)	621,696	(7,647,007)
Realized gain/(loss)	–	(454,559)	(454,559)
Change in unrealized appreciation/(depreciation)	(30,952,450)	(729,770)	(31,682,220)
Purchases	125,888,576	38,618,046	164,506,622
Sales proceeds	(41,127,825)	(9,968,946)	(51,096,771)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of December 31, 2022	$238,148,256	$41,364,745	$279,513,001
Net change in unrealized appreciation/(depreciation) included in Statements of Operations attributable to Level 3 investments held at December 31, 2022	$(30,952,450)	$(729,770)	$(31,682,220)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2022:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Input Value(s)
Collateralized Loan Obligations Equity	$168,942,992	Third-party vendor pricing service*	Broker Quotes	N/A
	$51,126,626	Recent transaction	Acquisition Cost	N/A
	$3,405,599	Yield Analysis	Internal Rate of Return	18%
	$14,673,039	Liquidation Net Asset Value	Broker quotes	0.73% -54.6%

Collateralized Loan Obligations Debt	$31,546,754	Third-party vendor pricing service*	Broker Quotes	N/A
	$9,817,991	Recent transaction	Acquisition Cost	N/A

*	The Fund generally uses prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These prices are non-binding, indicative, and may not be determinative of fair value. Each price is evaluated by the Board in conjunction with additional information compiled by the Adviser, including performance and covenant compliance.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease
Acquisition Cost	Increase	Decrease
Internal Rate of Return	Decrease	Increase

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid monthly in arrears, calculated based on the average daily value of total assets during such period.

In addition to the management fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 2.00% per quarter (or an annualized rate of 8.00%);

●	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.352%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.352%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 2.352% in any calendar quarter; and

Annual Report | December 31, 2022	27

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

●	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.352% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. The Distributor serves as principal underwriter/distributor of shares of the Fund.

ALPS, DST Systems Inc., U.S. Bank N.A., and the Distributor are not considered affiliates, as defined under the 1940 Act, of the Fund.

5. REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of 5% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

During the year ended December 31, 2022, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	February 11, 2022	May 19, 2022	August 18, 2022	November 16, 2022
Repurchase Request Deadline	March 17, 2022	June 23, 2022	September 22, 2022	December 20, 2022
Repurchase Pricing Date	March 17, 2022	June 23, 2022	September 22, 2022	December 20, 2022
Amount Repurchased	$7,245,403	$9,711,530	$4,409,116	$9,975,422
Shares Repurchased	327,525	482,440	226,810	535,449

6. PORTFOLIO INFORMATION

Purchases and sales of securities for the year ended December 31, 2022, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$164,506,623	$50,830,144

7. TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$26,473,418	$–	$790,185	$–	$27,263,603

Annual Report | December 31, 2022	29

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:

		Distributions
		paid from
Ordinary	Tax-Exempt	Long-Term	Return of
Income	Income	Capital Gain	Capital	Total
$11,698,681	$–	$–	$–	$11,698,681

Components of Distributable Earnings on a Tax Basis

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under U.S. GAAP. The amount reclassified did not affect net assets. The reclassification related to non-deductible excise taxes paid and non-deductible partnership expenses was as follows:

Paid-in Capital	Total Distributable Earnings
$(390,033)	$390,033

At December 31, 2022, the components of distributable earnings/(accumulated deficit) on a tax basis for the Fund were as follows:

		Net Unrealized	Other Cumulative
Undistributed	Accumulated Capital	Appreciation/	Effect of Timing
Ordinary Income	Gains/(Losses)	(Depreciation)	Differences	Total
$23,710,658	$(481,375)	$(39,519,856)	$–	$(16,290,573)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2022, with differences related to passive foreign investment companies and partnership interests, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$1,973,699	$(41,493,555)	$(39,519,856)	$320,656,487

Non-Expiring Short-Term	Non-Expiring Long-Term
$465,601	$15,774

30	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

8. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks.

CLO Risk: Investments in CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

Annual Report | December 31, 2022	31

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

Liquidity Risk: The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

LIBOR Risk: Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. On March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the U.S. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after December 31, 2023 that do not contain clearly defined or practicable fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. There is, however, no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

32	www.flatrockglobal.com

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

Global Markets Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. For example, the COVID-19 pandemic and restrictive measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, or the re-introduction of business shutdowns, cancellations of events and restrictions on travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions, labor shortages and overall economic and financial market instability both globally and in the United States. In addition, Russia’s recent military interventions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this report. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

9. BORROWINGS

On September 18, 2020, the Fund entered into the Credit Agreement with certain funds and accounts managed by Eagle Point Credit Management, LLC, pursuant to which the Lenders agreed to provide the Fund with a term loan of $20,000,000 and a revolver of $2,500,000. On January 5, 2021, the term loan was increased to $25,000,000 and the revolver was increased to $3,125,000. On August 16, 2021, the term loan was increased to $37,000,000 and the revolver was increased to $4,625,000. On May 31, 2022, the term loan was increased to $49,000,000 and the revolver was increased to $6,125,000. The current Credit Agreement expires on September 18, 2024.

As of December 31, 2022, the Fund had drawn down $49,000,000 from the term loan and $0 from the revolver. The maximum amount outstanding during the year was $55,125,000. The Fund is charged an interest rate of 6.90% on the initial $28,125,000 tranche and 6.00% on the second $27,000,000 tranche, provided that the Fund maintains an investment grade credit rating from a nationally recognized statistical ratings organization, which was the case for each day for the year ended December 31, 2022. The Fund is charged a fee on the average daily unused balance of the Credit Facility of 0.75%. The average balance outstanding and weighted average interest rate for the year ended December 31, 2022 was $44,542,973 and 6.57%, respectively.

Annual Report | December 31, 2022	33

Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

10. MANDATORILY REDEEMABLE PREFERRED STOCK

At December 31, 2022, the Fund had issued and outstanding 2,500 shares of Series A Term Preferred Shares, and 2,000 shares of Series B Term Preferred Shares. Both the Series A and Series B Term Preferred shares have a liquidation preference of $10,000 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 2,000 and 500 shares of Series A Term Preferred Shares on October 27, 2021 and December 3, 2021, respectively. The Fund issued 2,000 shares of Series B Term Preferred Shares on January 28, 2022. The Series A Term Preferred Shares are entitled to a dividend at a rate of 6.00% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series B Term Preferred Shares are entitled to a dividend at a rate of 5.85% per year based on the $10,000 liquidation preference before the common stock is entitled to receive any dividends. The Series A Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on October 27, 2021 for the initial 2,000 shares issued, and December 3, 2021 for the add-on 500 shares issued. The Series B Term Preferred Shares are redeemable at $10,000 per share plus accrued and unpaid dividends (whether or not declared) exclusively at the Fund’s option commencing on January 28, 2022. Debt issuance costs related to Series A Preferred Shares of $380,131 are deferred and amortized over the period the Series A Term Preferred Shares are outstanding. Debt issuance costs related to Series B Preferred Shares of $510,000 are deferred and amortized over the period the Series B Term Preferred Shares are outstanding.

Series	Mandatory Redemption Date	Annual Dividend Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series A	December 15, 2029	6.00%	2,500	$25,000,000	$25,000,000
Series B	March 15, 2029	5.85%	2,000	$20,000,000	$20,000,000

11. DISTRIBUTION REINVESTMENT PLAN

The Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of July 2, 2018, and was first applied to the reinvestment of cash distributions paid on or after, October 26, 2018.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in shares at a price equal to the net asset value per share of the shares as of such date.

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Flat Rock Opportunity Fund	Notes to Financial Statements
December 31, 2022

12. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLO’s held by the Fund as of December 31, 2022:

	Redemption Frequency/ Expiration Date	As of December 31, 2022
Regatta Echo CLO, Ltd.	5/12/2024	$4,400,000
Symphony CLO XXX, Ltd.	7/19/2024	1,203,268
		$5,603,268

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures.

14. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

Subsequent to December 31, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
January 9, 2023	January 6, 2023	January 10, 2023	$0.221
February 9, 2023	February 8, 2023	February 10, 2023	$0.221

Annual Report | December 31, 2022	35

Report of Independent Registered
Flat Rock Opportunity Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of

Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Opportunity Fund (the “Fund”) as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended and for the period July 2, 2018 (commencement of operations) to December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers, and administrative agents; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2023

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Flat Rock Opportunity Fund	Additional Information
December 31, 2022 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-307-500-5200, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the U.S. Securities and Exchange Commission (“SEC”) on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT (and its predecessor, Form N-Q) are available without charge, upon request, by contacting the Fund at 1-307-500-5200, or on the SEC’s website at http://www.sec.gov.

PRIVACY NOTICE (Rev. Feb. 2022)

FACTS	WHAT DOES FLAT ROCK OPPORTUNITY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.
Annual Report | December 31, 2022	37

Flat Rock Opportunity Fund	Additional Information
December 31, 2022 (Unaudited)

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Flat Rock Opportunity Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness		No	We don’t share
For nonaffiliates to market to you		No	We don’t share
QUESTIONS?	Call (307) 500‐5200

38	www.flatrockglobal.com

Flat Rock Opportunity Fund	Additional Information
December 31, 2022 (Unaudited)

WHO WE ARE

Who is providing this notice?	Flat Rock Opportunity Fund

WHAT WE DO

How does Flat Rock Opportunity Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Opportunity Fund collect my personal information?	We collect your personal information, for example, when you

●	Open an account
●	Provide account information
●	Give us your contact information
●	Make deposits or withdrawals from your account
●	Make a wire transfer
●	Tell us where to send the money
●	Tells us who receives the money
●	Show your government-issued ID
●	Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

●	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
●	Affiliates from using your information to market to you
●	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | December 31, 2022	39

Flat Rock Opportunity Fund	Additional Information
December 31, 2022 (Unaudited)

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

●	Flat Rock Opportunity Fund does not share with our affiliates for marketing purposes.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●	Flat Rock Opportunity Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

●	Flat Rock Opportunity Fund doesn’t jointly market.

40	www.flatrockglobal.com

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2022 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Fund is c/o Flat Rock Opportunity Fund, 680 S. Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001, unless otherwise noted. The Fund’s statement of additional information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling (212) 596-3413 or by visiting www.flatrockglobal.com.

TRUSTEES

Name and	Position with	Term of Office and Length of Time	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by	Other Directorships
Year of Birth	the Trust	Served(1)	During Past 5 Years	Trustee(2)	Held by Trustee
Robert K.	Interested	Since	President and Chief Executive	3	Flat Rock
Grunewald	Trustee and	February	Officer of Flat Rock Core		Core Income
(1962)*	Chief Executive	2018	Income Fund (since 2020);		Fund; Flat Rock
	Officer		President and Chief Executive		Enhanced
			Officer of Flat Rock Enhanced		Income Fund
Income Fund since 2022;
President and Chief Executive
Officer of Flat Rock Capital
Corp. (2017 to November
2020); Chief Executive Officer
of Flat Rock Global (since
2016); President and Chief
Investment Officer of Business
Development Corp. of America
(BDCA) (2011 – 2015).

Marshall H.	Independent	Since	Managing Director of	3	Flat Rock
Durston	Trustee	August	Spaulding & Slye Investments,		Core Income
(1959)		2020	a wholly owned subsidiary		Fund; Flat Rock
			of Jones Lang LaSalle		Enhanced
			(Since 2010).		Income Fund

R. Scott	Independent	Since	Partner at Human Capital	3	Flat Rock
Coolidge	Trustee	May 2018	Advisors (since 2015);		Core Income
(1955)			Senior Vice President and		Fund; Flat Rock
			Vice President, Freddie Mac		Enhanced
			(2003 – 2015).		Income Fund

*	Mr. Grunewald is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.
(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund, Flat Rock Opportunity Fund, and Flat Rock Enhanced Income Fund.

Annual Report | December 31, 2022	41

Flat Rock Opportunity Fund	Trustees & Officers
December 31, 2022 (Unaudited)

OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Ryan Ripp	Chief Financial Officer and	Since	Chief Financial Officer of Flat Rock
(1987)	Secretary	January 2021	Enhanced Income Fund (2022 to
present); Chief Financial Officer of
Flat Rock Global, LLC and Flat Rock
Core Income Fund (2021 to present);
Chief Compliance Officer of Flat Rock
Global, LLC and Flat Rock Core
Income Fund (2021 to 2022);
Consultant, Boston Consulting Group
(2020 to 2021); Associate, McKinsey
& Company (2017 to 2020); Senior
Associate, Equity Research, Citi
Group (2014 to 2016).

Shiloh Bates	Chief Investment Officer	Since	Managing Director of Flat Rock
(1974)		May 2018	Global (since 2018); Managing
Director, Benefit Street Partners
(2016 – 2018); Managing Director,
BDCA Adviser (2012 – 2016).

Andy Chicha	Chief Compliance officer	Since	Chief Compliance Officer of Flat Rock
(1975)(2)		May 2022	Core Income Fund, Flat Rock
Enhanced Income Fund and Flat Rock
Global LLC (2022 to present);
Principal, NexTier Solutions (2022 to
present); Chief Compliance Officer
and Compliance Director, Cipperman
Compliance Services, LLC (2019 to
2022); Chief Compliance Officer,
Hatteras Funds (2007 to 2019).

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(2)	The address for Andy Chica is P.O. Box 847 Morrisville, NC 27560.

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Intentionally Left Blank

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report on Form N-CSR, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. During the period covered by this report, no amendments were made to the provisions of the code of ethics and no implicit or explicit waivers to the provisions of the code of ethics were granted.  On February 25, 2020, the Fund’s Board of Trustees adopted a revised code of ethics, which is attached as an exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Marshall H. Durston as the Fund's "audit committee financial expert," as defined in the instructions to Item 3(a) of Form N-CSR, based on the Board's review of his qualifications. Mr. Durston is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $50,000 and $100,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,500 and $11,500. The tax fees for fiscal years 2021 and 2022 are related to dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended December 31, 2021 and December 31, 2022, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Fund and the Fund’s investment adviser for the fiscal year ended December 31, 2021 and December 31, 2022 were $0 and $0, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Flat Rock Opportunity Fund

Proxy Voting Policies and Procedures

Flat Rock Opportunity Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund,

680 S Cache Street, Suite 100, P.O. Box 7403, Jackson, WY 83001.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2022 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since February 2018	President and Chief Executive Officer of Flat Rock Enhanced Income Fund (since 2022); President and Chief Executive Officer of Flat Rock Core Income Fund (since 2020); President and Chief Executive Officer of Flat Rock Opportunity Fund (since 2018); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Executive Officer of Flat Rock Global (since 2016); President and Chief Investment Officer of Business Development Corp. of America (BDCA) (2011 to 2015).
Shiloh Bates	Portfolio Manager	Since May 2018	Chief Investment Officer of Flat Rock Enhanced Income Fund (since 2022); Managing Director of Flat Rock Global (since 2018); Chief Investment Officer of Flat Rock Opportunity Fund (since 2018); Managing Director, Benefit Street Partners (2016 to 2018); Managing Director, BDCA Adviser (2012 to 2016).

(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2022:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	2	$259.7M	0	$0
	Other Pooled Investment Vehicles	1	$0.8M	1	$0.8M
	Other Accounts	0	$0	0	$0
Shiloh Bates	Registered Investment Companies	2	$259.7M	0	$0
	Other Pooled Investment Vehicles	1	$0.8M	1	$0.8M
	Other Accounts	0	$0	0	$0

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global, including Flat Rock Core Income and Flat Rock Enhanced Income Fund. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time, investment opportunities, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients.

(a)(3) Portfolio Manager compensation as of December 31, 2022:

Mr. Shiloh Bates is a Portfolio Manager of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

Mr. Grunewald is a Portfolio Manager of the Fund and comprises the Adviser Investment Committee. Mr. Grunewald holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation includes a fixed salary in an amount subject to periodic review; an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

(a)(4) Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Shiloh Bates	100,001 - $500,000

(1) Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2) Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3) The dollar range of equity beneficially owned is based on the closing price of $18.72 per share on December 31, 2022.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 10, 2023

By:	/s/ Ryan Ripp
Ryan Ripp
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:	March 10, 2023